CONSENT OF INDEPENDENT ACCOUNTANTS




     We hereby consent to the incorporation by reference of our report dated April 28, 1997, relating to the financial statements and financial highlights of Evergreen Institutional Treasury Money Market Fund (the "Fund") appearing in the Fund's February 28, 1997 Annual Report to Shareholders, which is also incorporated by reference, into the Prospectus and Statement of Additional Information constituting parts of Post-Effective Amendment No. 13 to the registration statement on Form N-1A of Evergreen Money Market Trust, which registration statement is also incorporated by reference into this registration statement on Form N-1A.

We also consent to the reference to us under the heading "Financial Highlights" in such Prospectus and under the headings "Independent Auditors" and "Financial Statements" in such Statement of Additional Information.



/s/ Price Waterhouse LLP
Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York  10036
December 10, 1997




                      CONSENT OF INDEPENDENT ACCOUNTANTS




     We hereby consent to the incorporation by reference of our report dated April 28, 1997, relating to the financial statements and financial highlights of Evergreen Institutional Tax Exempt Money Market Fund (the "Fund") appearing in the Fund's February 28, 1997 Annual Report to Shareholders, which is also incorporated by reference, into the Prospectus and Statement of Additional Information constituting parts of Post-Effective Amendment No. 13 to the registration statement on Form N-1A of Evergreen Municipal Trust, which registration statement is also incorporated by reference into this registration statement on Form N-1A.

We also consent to the reference to us under the heading "Financial Highlights" in such Prospectus and under the headings "Independent Auditors" and "Financial Statements" in such Statement of Additional Information.



/s/ Price Waterhouse LLP
Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York  10036
December 10, 1997




                      CONSENT OF INDEPENDENT ACCOUNTANTS




     We hereby consent to the incorporation by reference of our report dated April 28, 1997, relating to the financial statements and financial highlights of Evergreen Institutional Money Market Fund (the "Fund") appearing in the Fund's February 28, 1997 Annual Report to Shareholders, which is also incorporated by reference, into the Prospectus and Statement of Additional Information constituting parts of Post-Effective Amendment No. 13 to the registration statement on Form N-1A of Evergreen Money Market Trust, which registration statement is also incorporated by reference into this registration statement on Form N-1A.

We also consent to the reference to us under the heading "Financial Highlights" in such Prospectus and under the headings "Independent Auditors" and "Financial Statements" in such Statement of Additional Information.



/s/ Price Waterhouse LLP
Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York  10036
December 10, 1997